DELAWARE(TM)
INVESTMENTS
------------
                                         Delaware Technology and Innovation Fund





Growth of Capital

[Growth of Capital Artwork]


2000 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS

Letter to Shareholders                  1
Portfolio
Management Review                       2
Financial Statements
Statement of Net Assets                 5
Financial Highlights                    7

A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.

[] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We introduced our first mutual fund in 1938.

Disciplined
[] We follow strict investment policies and clear buy/sell guidelines.

[] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
[] We believe consistent processes are the best way to seek consistent investment performance.

[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors. We manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
[] We offer over 60 mutual funds in these asset classes.

o Large-cap equity                 o High-yield bonds

o Mid-cap equity                   o Investment grade bonds

o Small-cap equity                 o Municipal bonds
                                   (24 single-state funds)
o International equity
                                   o International fixed-income
o Balanced

[] Our funds are available through our financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured. It is possible to lose the principal amount invested. (C) Delaware Distributors, L.P.

Dear Shareholder

February 11, 2000

Recap of Events -- The U.S. stock market provided strong returns for most of 1999, exceeding consensus expectations. In addition, the healthy U.S. economy helped support global economic recovery, especially in emerging market regions such as Asia and Latin America.

The Dow Jones Industrial Average and the NASDAQ Composite equity indexes both finished 1999 at record highs (Source: Bloomberg). The market's success was driven by a select group of stocks - mostly large, technology and internet-related companies.

The strength of the stock market during the year did, however, heighten inflationary concerns. The Federal Reserve Board responded by raising interest rates four times since June 1999 to prevent inflation. Despite higher interest rates, the NASDAQ Composite equity index, which has a heavy concentration of technology company stocks, rose 85% during 1999 (Source: Wiesenberger(R)).

Over the last several years, technology has been a dominant force in the robust U.S. economy and stock market. It is changing the way we conduct business, communicate, shop and spend our leisure time. Delaware Technology and Innovation Fund began operations on December 28, 1999. The Fund focuses exclusively on companies poised to benefit from technology and innovation. We are truly excited to introduce this Fund to our investors. Delaware Technology and Innovation Fund is managed by Jeff Hynoski, a member of the experienced and well-regarded Delaware Growth Team led by Gerald Frey.

Market Outlook -- We believe technology will continue to drive the U.S. economy for years to come. It is likely that the pace of technological advances will accelerate and the scope will broaden requiring companies to stay current in order to remain competitive. As technology increases the speed of business, companies across a wide spectrum of industries will rely on new technology to improve all aspects of their business - from their production processes, distribution channels, customer relations, marketing initiatives and accounting functions.

We believe Delaware Technology and Innovation Fund is well positioned to take advantage of the many excellent investment opportunities available in the technology sector and we look forward to sharing our results with you next spring.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
-----------------------------             -----------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
Family of Funds                           Family of Funds

THE FUND FOCUSES

EXCLUSIVELY ON

COMPANIES POISED TO

BENEFIT FROM

TECHNOLOGY AND

INNOVATION.

PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------

Jeffrey Hynoski
Portfolio Manager
February 11, 2000

Just a few years ago, words such as "day traders," "dot.com" and "e-commerce" would have drawn blank stares from the average American. Today, they are household words. Technology is affecting every industry - business, health care, transportation, education and agriculture, to name a few. It's hard to even remember how we communicated and conducted business before cell phones, computers and the internet.

Technological advancements allow companies to reduce costs and enhance efficiencies. Recent innovations in computers, software and fiber optics have not only expanded the capabilities of business and industry, but have also created exciting opportunities in the investment markets. Brand new companies have seen their market values soar overnight while well-established corporations have found new sources of revenue.

Over the past decade, the number of securities in the technology sector of the Russell 3000 Index has increased from 122 in 1990 to 401 at year-end 1999. Over the same period, the technology share of the Russell 3000 Index increased from 6.1% of the index's market cap to 25.4%.

Highlights

Delaware Technology and Innovation Fund invests primarily in stocks of companies we believe will benefit from technological advances and improvements and, in our opinion, offer above-average opportunities for long-term price appreciation. We look for companies that we believe have the potential to be the highest growth companies in the highest growth segments of the technology sector. The Fund invests in stocks of all market capitalizations, including securities of emerging and growth-oriented U.S. companies.

Delaware Technology and Innovation Fund targets both technology companies and companies that capitalize on technological innovations to improve their businesses. In selecting stocks for the Fund, we consider companies in the following industries among others:

[] computer software and hardware;

[] semiconductors, minicomputers and peripheral equipment;

[] telecommunication, media and information services;

[] environmental services, chemicals and synthetic materials;

[] defense and commercial electronics;

[] data storage and retrieval; and

[] biotechnology, health care and medical supplies.

WE LOOK FOR COMPANIES

THAT WE BELIEVE HAVE

THE POTENTIAL TO BE THE

HIGHEST GROWTH

COMPANIES IN THE

HIGHEST GROWTH

SEGMENTS OF THE

TECHNOLOGY SECTOR.

Delaware Technology and
Innovation Fund
Sector Allocation
December 31, 1999

Computers & Technology 12.67

        Telecommunications 7.20%

               Electronics & Electrical
               Equipment 8.67%

[GRAPHIC OMITTED]

                     Other Assets and
                          Cash 71.46%

The Fund uses a bottom-up approach to stock selection that seeks companies that are market leaders, have strong product cycles, innovative concepts or may benefit from industry trends. We also look at estimated growth rates, market capitalization and cash flows.

We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

A Leader Among Leaders
One of the fastest growing markets within the technology sector is the field of fiberoptics, a critical component for companies in the telecommunication and cable television industries. As these companies rush to expand their product lines and markets to secure a competitive advantage, they are relying heavily on outside resources to provide scarce technical expertise and core subsystems.

Delaware Technology and Innovation Fund has invested in a company that provides both. JDS Uniphase Corporation is one of the premier providers of optical technologies for the world's telecommunications market. The company is among the few that has both the optical technology and engineering resources needed to provide a comprehensive range of fiberoptic products. JDS Uniphase designs, develops, manufactures and distributes critical subsystems used by Lucent Technologies and other telecommunication companies worldwide.

Delaware Technology and Innovation Fund

FUND BASICS
-----------
Fund Objectives

To provide long-term capital
growth.

Assets Under Management
$2.2 million

Number of Holdings

13

Fund Start Date
December 28, 1999

NASDAQ Symbols
Class A DTYAX
Class B DTYBX
Class C DTYCX
Institutional DTYIX

[PHOTO OF JEFFREY W. HYNOSKI]
[PHOTO OF GERALD S. FREY]

Top Portfolio Holdings
December 31, 1999

                                                                 As a Percentage
Company                     Industry                              of Net Assets
--------------------------------------------------------------------------------
Applied Micro Circuits      Electronics & Electrical Equipment        3.50%
--------------------------------------------------------------------------------
JDS Uniphase                Electronics & Electrical Equipment        2.96%
--------------------------------------------------------------------------------
Tellabs                     Telecommunications                        2.65%
--------------------------------------------------------------------------------
Concord Communications      Telecommunications                        2.65%
--------------------------------------------------------------------------------
Aspect Development          Computers & Technology                    2.51%
--------------------------------------------------------------------------------
PMC - Sierra                Electronics & Electrical Equipment        2.21%
--------------------------------------------------------------------------------
New Era of Networks         Computers & Technology                    1.97%
--------------------------------------------------------------------------------
Checkfree Holdings          Computers & Technology                    1.92%
--------------------------------------------------------------------------------
Network Appliance           Computers & Technology                    1.91%
--------------------------------------------------------------------------------
Bluestone Software          Computers & Technology                    1.58%
--------------------------------------------------------------------------------

Portfolio Managers

Jeffrey W. Hynoski, Vice President, Portfolio Manager, has primary responsibility for making the day-to-day investment decisions for Delaware Technology and Innovation Fund. He works closely with both Gerald Frey, Senior Portfolio Manager and leader of Delaware Investments' growth team, and with the rest of the growth team. Between them, Mr. Hynoski and Mr. Frey have over 31 years of investment experience in the technology field.

Mr. Hynoski has been the analyst on the technology portion of the Delaware Select Growth Fund, Delaware DelCap Fund and Delaware Trend Fund since he joined Delaware Investments in 1998. Delaware Investments' growth funds are nationally recognized and have achieved strong performance largely due to the growth team's excellent stock research.

Before joining Delaware Investments, Mr. Hynoski was a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth equity group. There, he specialized in the areas of science, technology and telecommunications. He also held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski has a B.S. in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management/Financial Economics from Pace University.

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Statement of Net Assets

Delaware Group Equity Funds III--DELAWARE TECHNOLOGY AND INNOVATION FUND
                                 ---------------------------------------

                                                            Number       Market
December 31, 1999 (Unaudited)                             of Shares      Value
--------------------------------------------------------------------------------
 Common Stock - 28.54%
 Computers & Technology - 12.67%
*Aspect Development ..............................            800     $   54,800
*Bluestone Software ..............................            300         34,500
*Broadbase Software ..............................            300         33,750
*BroadVision .....................................            200         34,013
*Checkfree Holdings ..............................            400         41,800
*Legato Systems ..................................            500         34,406
*New Era of Networks .............................            900         42,863
                                                                      ----------
                                                                         276,132
                                                                      ----------

 Electronics & Electrical Equipment - 8.67%
*Applied Micro Circuits ..........................            600         76,350
*JDS Uniphase ....................................            400         64,525
*PMC - Sierra ....................................            300         48,094
                                                                      ----------
                                                                         188,969
                                                                      ----------
 Telecommunications - 7.20%
*Concord Communications ..........................          1,300         57,688
*Network Appliance ...............................            500         41,531
*Tellabs .........................................            900         57,768
                                                                      ----------
                                                                         156,987
                                                                      ----------

 Total Common Stock (cost $616,916) ..............                       622,088
                                                                      ==========
 Total Market Value of Securities - 100.00%
   (cost $616,916) ...............................                    $  622,088
 Receivables and Other Assets
   Net of Liabilities - 71.46% ...................                     1,557,398
                                                                      ----------
 Net Assets Applicable to 255,777
   shares outstanding - 100.00% ..................                    $2,179,486
                                                                      ==========
 Net asset value - Delaware Technology
   and Innovation Fund A Class
   ($174,512 / 20,480 Shares) ....................                         $8.52
                                                                           -----
 Net asset value - Delaware Technology
   and Innovation Fund B Class
   ($8.52 / 1 Share) .............................                         $8.52
                                                                           -----
 Net asset value - Delaware Technology
   and Innovation Fund C Class
   ($8.52 / 1 Share) .............................                         $8.52
                                                                           -----
 Net asset value - Delaware Technology
   and Innovation Fund Institutional Class
   ($2,004,957 / 235,295 Shares) .................                         $8.52
                                                                           -----

--------------------------------------------------------------------------------
Components of Net Assets at December 31, 1999:
Shares of beneficial interest
   (unlimited authorization - no par) .......................         $2,174,314
Net unrealized appreciation
   of investments ...........................................              5,172
                                                                      ----------
Total net assets ............................................         $2,179,486
                                                                      ----------
----------
*Non-income producing security for the period ended
 December 31, 1999

Net asset value and offering price per share -
   Delaware Technology and Innovation Fund
Net asset value A Class (A) .................................              $8.52
Sales charge (5.75% of offering price
   or 6.10% of the amount invested
   per share) (B) ...........................................               0.52
                                                                           -----
Offering price ..............................................              $9.04
                                                                           -----

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

Delaware Group Equity Funds III
December 31, 1999 (Unaudited)            Delaware Technology and Innovation Fund
--------------------------------------------------------------------------------
ASSETS:
Investments at market (cost $616,916) ......................          $  622,088
Cash .......................................................           2,117,231
Subscriptions receivable ...................................              57,083
                                                                      ----------
Total assets ...............................................           2,796,402
                                                                      ----------

LIABILITIES:
Payable for securities purchased ...........................             616,916
                                                                      ----------
Total liabilities ..........................................             616,916
                                                                      ----------
TOTAL NET ASSETS ...........................................          $2,179,486
                                                                      ==========
                             See accompanying notes

Statement of Operations
Delaware Group Equity Funds III

                                                                                           Delaware
For the Period December 28, 1999* through December 31, 1999 (Unaudited)        Technology and Innovation Fund
--------------------------------------------------------------------------------------------------------------
Investment income: ..........................................................             $    -
                                                                                          ------

Expenses: ...................................................................                  -
                                                                                          ------

Net investment income .......................................................                  -
                                                                                          ------

Net realized and unrealized gain on investments:
Net change in unrealized appreciation of investments ........................              5,172
                                                                                          ------

Net realized and unrealized gain on investments .............................              5,172
                                                                                          ------
Net increase in net assets resulting from operations ........................             $5,172
                                                                                          ------

                             See accompanying notes

Statement of Changes in Net Assets

                                                                                        Delaware
Delaware Group Equity Funds III                                               Technology and Innovation Fund
-------------------------------------------------------------------------------------------------------------

                                                                                       12/28/99*
                                                                                      to 12/31/99
Increase in Net Assets from Operations:
Net change in unrealized appreciation of investments .........................        $    5,172
                                                                                      ----------
Net increase in net assets resulting from operations .........................             5,172
                                                                                      ----------

Capital Share Transactions:
Proceeds from shares sold:
   A Class ...................................................................           174,298
   B Class ...................................................................                 9
   C Class ...................................................................                 9
   Institutional Class .......................................................         1,999,998
                                                                                      ----------
                                                                                       2,174,314
                                                                                      ----------
Increase in net assets derived from capital share transactions................         2,174,314
                                                                                      ----------
Net Increase in Net Assets ...................................................         2,179,486

Net Assets:
Beginning of period ..........................................................                 -
                                                                                      ----------
End of period ................................................................        $2,179,486
                                                                                      ----------

-------------
* Date of commencement of operations.
                             See accompanying notes

Financial Highlights

Delaware Group Equity Funds III

Selected data for each share of the Fund               Delaware Technology and           Delaware Technology and
outstanding throughout each period was as follows:     Innovation Fund A Class      Innovation Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------
                                                           12/28/99(1)                          12/28/99(1)
                                                               to                                   to
                                                           12/31/99                              12/31/99
                                                          (Unaudited)                           (Unaudited)
Net asset value, beginning of period .....................  $8.500                                $8.500

Income from investment operations:

   Net investment income .................................       -                                     -
   Net realized and unrealized gain on investments .......   0.020                                 0.020
                                                            --------------------------------------------
Total from investment operations .........................   0.020                                 0.020
                                                            --------------------------------------------

Net asset value, end of period ...........................  $8.520                                $8.520
                                                            --------------------------------------------

Total return(2)...........................................   0.00%                                 0.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............  $  175                                $2,005
   Ratio of expenses to average net assets ...............        (2)                                   (2)
   Ratio of net investment income to average net assets ..        (2)                                   (2)
   Portfolio turnover ....................................      0%                                    0%

----------------------
(1) Date of commencement of operations.

(2) The ratios of expenses and net investment income to average net assets and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

    As of December 31, 1999, the B Class and C Class each had one share outstanding, representing the initial seed purchases. Data for these classes is excluded because the data is not believed to be meaningful.

                             See accompanying notes

Notes to Financial Statements

DELAWARE TECHNOLOGY AND INNOVATION FUND
---------------------------------------

December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers five series: the Delaware American Services Fund, the Delaware Large Cap Growth Fund, the Delaware Research Fund, the Delaware Technology and Innovation Fund and the Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Technology and Innovation Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Technology and Innovation Fund A Class carries a front-end sales charge of 5.75%. The Delaware Technology and Innovation Fund B Class carries a back-end deferred sales charge. The Delaware Technology and Innovation Fund C Class carries a level load deferred sales charge and the Delaware Technology and Innovation Fund Institutional Class has no sales charge. As of December 31, 1999, only the A and Institutional Classes have commenced operations.

The objective of the Fund is to seek long-term capital growth by investing in stocks of companies that will benefit from technological advances and improvements and will offer above average opportunities for long-term price appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the NYSE on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated among the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

For the period ended December 31, 1999, the Fund did not incur or accrue any expenses or income.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually committed to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through August 31, 2001.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

--------------------------------------------------------------------------------
Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 1999, the Fund made purchases of $616,916 and sales of $0 of investment securities other than U.S. government securities and temporary cash investments.

At December 31, 1999, the net unrealized appreciation for federal income tax purposes was $5,172 of which $19,269 related to unrealized appreciation of securities and $14,097 related to unrealized depreciation of securities. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $616,916.

4. Capital Shares
Transactions in capital shares were as follows:

                                                                       12/28/99*
                                                                           to
                                                                       12/31/99
                                                                       ---------
Shares sold:
   A Class ..........................................................    20,480
   B Class ..........................................................         1
   C Class ..........................................................         1
   Institutional Class ..............................................   235,295
                                                                        -------
                                                                        255,777
                                                                        -------
Net increase ........................................................   255,777
                                                                        =======
----------------------
* Date of commencement of operations.

DELAWARE(TM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                Charles E. Peck                             Investment Manager
                                                 Retired                                     Delaware Management Company
Wayne A. Stork                                   Fredericksburg, VA                          Philadelphia, PA
Chairman
Delaware Investments Family of Funds             Janet L. Yeomans                            International Affiliate
Philadelphia, PA                                 Vice President and Treasurer                Delaware International Advisers Ltd.
                                                 3M Corporation                              London, England
Walter P. Babich                                 St. Paul, MN
Board Chairman,                                                                              Subadvisor
Citadel Constructors, Inc.                       AFFILIATED OFFICERS                         Vantage Investment Advisors, Inc
King of Prussia, PA                                                                          New York, NY
                                                 Charles E. Haldeman, Jr.
David K. Downes                                  President and Chief Executive Officer       National Distributor
President and Chief Executive Officer            Delaware Management Holdings, Inc.          Delaware Distributors, L.P.
Delaware Investments Family of Funds                                                         Philadelphia, PA
Philadelphia, PA                                 Richard J. Flannery
                                                 Executive Vice President and                Shareholder Servicing, Dividend
John H. Durham                                   General Counsel                             Disbursing and Transfer Agent
Private Investor                                 Delaware Investments Family of Funds        Delaware Service Company, Inc.
Horsham, PA                                      Philadelphia, PA                            Philadelphia, PA

Anthony D. Knerr                                 Bruce D. Barton                             1818 Market Street
Consultant, Anthony Knerr & Associates           President and Chief Executive Officer       Philadelphia, PA 19103-3682
New York, NY                                     Delaware Distributors, L.P.
                                                 Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Printed in the USA

(2783)J5599
SR-492 [--] PP 02/00